UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 19, 2012

Cano Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32496	77-0635673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Belt Line Road, Suite 200, Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 687-0030

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD.

On April 20, 2012, Cano Petroleum, Inc., a Delaware corporation (the “Company”), filed with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”) unaudited and unreviewed monthly operating reports for the Company and its direct and indirect subsidiaries (the “Debtors”) for the month ended March 31, 2012 (the “Monthly Operating Reports”).  The Monthly Operating Reports are attached to this current report on Form 8-K as Exhibit 99.1 through Exhibit 99.9 and are incorporated herein by reference.

Limitation on Incorporation by Reference:

In accordance with general instruction B.2 of Form 8-K, the information in Item 7.01 of this report, including Exhibit 99.1 through Exhibit 99.9, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 8.01                                             Other Events.

On April 19, 2012, the Bankruptcy Court, which has jurisdiction over the reorganization proceedings for the Debtors under Chapter 11 of the United States Bankruptcy Code, entered  an order (the “Bid Procedures Order”), which, among other things, approves (i) the bid procedures that will govern the sale of substantially all of the Debtors’ assets or equity interests in the reorganized Debtors and (ii) the break up fee and other bid protections in accordance with the terms of the Stock Purchase Agreement dated March 7, 2012 among the Debtors and NBI Services, Inc. filed as Exhibit 2.1 to the current report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2012.  A copy of the Bid Procedures Order is attached to this current report on Form 8-K as Exhibit 99.10 and incorporated herein by reference.  The foregoing description of the Bid Procedures Order does not purport to be complete and is qualified in its entirety by reference to the Bid Procedures Order.

Item 9.01                                             Financial Statements and Exhibits.

(d)           Exhibits.

99.1                           Monthly Operating Report for the month ended March 31, 2012 for Cano Petroleum, Inc.

99.2                           Monthly Operating Report for the month ended March 31, 2012 for Cano Petro of New Mexico, Inc.

99.3                           Monthly Operating Report for the month ended March 31, 2012 for Ladder Companies, Inc.

99.4                           Monthly Operating Report for the month ended March 31, 2012 for Square One Energy, Inc.

99.5                           Monthly Operating Report for the month ended March 31, 2012 for Tri-Flow, Inc.

99.6                           Monthly Operating Report for the month ended March 31, 2012 for W.O. Energy of Nevada, Inc.

99.7                           Monthly Operating Report for the month ended March 31, 2012 for WO Energy, Inc.

99.8                           Monthly Operating Report for the month ended March 31, 2012 for W.O. Operating Company, Ltd.

99.9                           Monthly Operating Report for the month ended March 31, 2012 for W.O. Production Company, Ltd.

99.10                     Bid Procedures Order dated April 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: April 20, 2012
	By:	/s/ John H. Homier
John H. Homier
Chief Financial Officer

INDEX TO EXHIBITS

Item	Exhibit

99.1	Monthly Operating Report for the month ended March 31, 2012 for Cano Petroleum, Inc.

99.2	Monthly Operating Report for the month ended March 31, 2012 for Cano Petro of New Mexico, Inc.

99.3	Monthly Operating Report for the month ended March 31, 2012 for Ladder Companies, Inc.

99.4	Monthly Operating Report for the month ended March 31, 2012 for Square One Energy, Inc.

99.5	Monthly Operating Report for the month ended March 31, 2012 for Tri-Flow, Inc.

99.6	Monthly Operating Report for the month ended March 31, 2012 for W.O. Energy of Nevada, Inc.

99.7	Monthly Operating Report for the month ended March 31, 2012 for WO Energy, Inc.

99.8	Monthly Operating Report for the month ended March 31, 2012 for W.O. Operating Company, Ltd.

99.9	Monthly Operating Report for the month ended March 31, 2012 for W.O. Production Company, Ltd.

99.10	Bid Procedures Order dated April 19, 2012.